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                                                         Exhibit 10.115a
                                                         Tiffany & Co.
                                                         Report on Form 10-K
                                                         Fiscal 1998

Tiffany and Company
Split-Dollar Life Insurance Agreement

================================================================================

              RIDER NO. 2 TO SPLIT-DOLLAR LIFE INSURANCE AGREEMENT
                           Employee: William R. Chaney
                   Owner: 1994 Chaney Family Trust u/a 2/23/94

      THIS RIDER amends that certain Split-Dollar Life Insurance Agreement made as of the 23rd day of February, 1994 by and between Tiffany and Company ("Tiffany") and the Employee and Owner named above (the "Agreement") and Rider No.1 to the Agreement. This Rider shall become part of the Agreement and any term or phrase defined in the Agreement shall have the same meaning in this Rider except as herein provided. To the extent that any term or provision of this Rider conflicts with any term or provision of the Agreement, this Rider shall supersede and control the Agreement and Rider No. 1.

Defined Term. The following initially capitalized term shall have the meaning ascribed to it below in lieu of that provided in Rider No. 1:

      "Reduced Employee Death Benefit" means a reduced death benefit payable to Owner from the Policy pursuant to this Agreement equal to Two Hundred Percent (200%) of Ending Compensation less Five Hundred Thousand Dollars ($500,000).

IN WITNESS WHEREOF, the parties have signed and sealed this Rider as of the ___ day of October, 1998.


WITNESS:

------------------------------          ----------------------------------------
                                        William R. Chaney (Employee)


ATTEST:                                 Tiffany and Company
                                                ("Tiffany")

                                       By
------------------------------            --------------------------------------
Patrick B. Dorsey                         James N. Fernandez
Secretary                                 Executive Vice President


WITNESS:                                  1994 Chaney Famjily Trust u/a 2/23/94
                                          (owner)

                                       By
-----------------------------             --------------------------------------
                                          Carole C. Prosser, Trustee


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
Tiffany and Company
Split-Dollar Life Insurance Agreement

================================================================================

             RIDER NO. 3 TO SPLIT-DOLLAR LIFE INSURANCE AGREEMENT
                           Employee: William R. Chaney
                   Owner: 1994 Chaney Family Trust u/a 2/23/94

      THIS RIDER amends that certain Split-Dollar Life Insurance Agreement made as of the 23rd day of February, 1994 by and between Tiffany and Company ("Tiffany") and the Employee and Owner named above (the "Agreement") and Riders Nos. 1 and 2 to the Agreement. This Rider shall become part of the Agreement and any term or phrase defined in the Agreement shall have the same meaning in this Rider except as herein provided. To the extent that any term or provision of this Rider conflicts with any term or provision of the Agreement, this Rider shall supersede and control the Agreement and Rider Nos. 1 and 2.

Defined Terms. The following initially capitalized term shall have the meaning ascribed to it below in lieu of that provided in Rider No. 1:

      "Retirement" means January 31, 1999, whether or not Employee continues to be employed by Tiffany.

IN WITNESS WHEREOF, the parties have signed and sealed this Rider as of the ___ day of March, 1999.


WITNESS:

------------------------------          ----------------------------------------
                                        William R. Chaney (Employee)


ATTEST:                                 Tiffany and Company
                                                ("Tiffany")

                                       By
------------------------------            --------------------------------------
Patrick B. Dorsey                         James N. Fernandez
Secretary                                 Executive Vice President


WITNESS:                                 1994 Chaney Family Trust u/a 2/23/94
                                         (owner)

                                       By
-----------------------------             --------------------------------------
                                          Carole C. Prosser, Trustee

Tiffany and Company
Split-Dollar Life Insurance Agreement

================================================================================

             RIDER NO. 2 TO SPLIT-DOLLAR LIFE INSURANCE AGREEMENT
                           Employee: William R. Chaney
                Owner: Babette C. Chaney et al Trust u/a 2/23/94

      THIS RIDER supplements and amends that certain Split-Dollar Life Insurance Agreement made as of the 23rd day of February, 1994 by and between Tiffany and Company ("Tiffany") and the Employee and Owner named above (the "Agreement") and Rider No. 1 to the Agreement. This Rider shall become part of the Agreement and any term or phrase defined in the Agreement shall have the same meaning in this Rider except as herein provided. To the extent that any term or provision of this Rider conflicts with any term or provision of the Agreement, this Rider shall supersede and control the Agreement and Rider No. 1 thereto.

Defined Terms. The following initially capitalized terms and phrases are hereby deleted from the list of Defined Terms provided in Rider No. 1: "Ending Compensation" and "Reduced Employee Death Benefit." The following initially defined term is hereby added to the list of Defined Terms set forth in Paragraph
A. in Rider No. 1 and shall be used in substitution for the term "Reduced Employee Death Benefit" wherever such deleted term is used throughout Rider No. 1:

      "Post-Retirement Employee Death Benefit" means a death benefit payable to Owner from the Policy pursuant to this Agreement equal to Five Hundred Thousand Dollars ($500,000).

      IN WITNESS WHEREOF, the parties have signed and sealed this Rider as of the _____ day of October, 1998.

WITNESS:

------------------------------          ----------------------------------------
                                        William R. Chaney (Employee)


ATTEST:                                 Tiffany and Company
                                                ("Tiffany")

                                       By
------------------------------            --------------------------------------
Patrick B. Dorsey                         James N. Fernandez
Secretary                                 Senior Vice President


WITNESS:                               Babette C. Chaney et al Trust
                                       u/a 2/23/94 (owner)

                                       By
-----------------------------             --------------------------------------
                                          Carole C. Prosser, Trustee

Tiffany and Company
Split-Dollar Life Insurance Agreement

================================================================================

             RIDER NO. 3 TO SPLIT-DOLLAR LIFE INSURANCE AGREEMENT
                           Employee: William R. Chaney
                   Owner: Babette C. Chaney Trust u/a 2/23/94

      THIS RIDER supplements and amends that certain Split-Dollar Life Insurance Agreement made as of the 23rd day of February, 1994 by and between Tiffany and Company ("Tiffany") and the Employee and Owner named above (the "Agreement") and Riders Nos.1 and 2 to the Agreement. This Rider shall become part of the Agreement and any term or phrase defined in the Agreement shall have the same meaning in this Rider except as herein provided. To the extent that any term or provision of this Rider conflicts with any term or provision of the Agreement, this Rider shall supersede and control the Agreement and Rider Nos. 1 and 2 thereto.

Defined Terms. The following initially capitalized term shall have the meaning ascribed to it below in lieu of that provided in Rider No. 1:

      "Retirement" means January 31, 1999, whether or not Employee continues to be employed by Tiffany.

IN WITNESS WHEREOF, the parties have signed and sealed this Rider as of the ___ day of March, 1999.

WITNESS:

------------------------------          ----------------------------------------
                                        William R. Chaney (Employee)


ATTEST:                                 Tiffany and Company
                                                ("Tiffany")

                                        By
------------------------------            --------------------------------------
Patrick B. Dorsey                         James N. Fernandez
Secretary                                 Senior Vice President


WITNESS:                                Babette C. Chaney et al Trust u/a
                                        2/23/94 (owner)

                                        By
-----------------------------             --------------------------------------
                                          Carole C. Prosser, Trustee


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